Lincoln Financial Group
Table of Contents

Notes	1
Credit Ratings	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Select Earnings Drivers By Segment	7
Sales By Segment	8
Operating Revenues and General and Administrative Expenses By Segment	9
Operating Commissions and Other Expenses	10
Select Earnings and Operational Data from Business Segments
Annuities	11
Life Insurance	12
Group Protection	13
Retirement Plan Services	14
Other Operations	15
DAC & Account Balance Roll Forwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	16
Account Balance Roll Forwards:
Annuities	17
Life Insurance	18
Retirement Plan Services	19
Investment Information
Fixed-Income Asset Class	20
Fixed-Income Credit Quality	21
GAAP to Non-GAAP Reconciliations
Select GAAP to Non-GAAP Reconciliations	22-24

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 22.

Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Items related to annuity product features, which include changes in market risk benefits (“MRBs”), including gains and losses and benefit payments (“MRB-related impacts”), changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
• Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
• Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
• Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business;
• Gains (losses) on modification or early extinguishment of debt;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; and
• Income (loss) from discontinued operations.

Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends and the adjustment for deferred units of LNC stock in our deferred compensation plans.

Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity and indexed universal life insurance contracts and the associated index options we hold to hedge them (“revenue adjustments from annuity and life insurance product features”);
• Credit loss-related adjustments;
• Investment gains (losses);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance; and
• Gains (losses) on other non-financial assets.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of adjusted operating revenues and adjusted income (loss)
from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.
Page 1a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures, Continued

Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding AOCI and preferred stock is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Adjusted Stockholders’ Equity
Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, MRB-related impacts, GLB and GDB hedged instruments gains (losses) and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”).
Management believes this metric is useful to investors because it eliminates the effect of market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Book Value per Share, Excluding AOCI
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Book Value per Share
Adjusted book value per share is calculated by dividing adjusted stockholders’ equity by common shares outstanding. We provide adjusted book value per share to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes adjusted book value per share is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity.
Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Management believes that the non-GAAP measures discussed above allow for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business.

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• We exclude deferred units of LNC stock that are antidilutive from our diluted earnings per share calculation. In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

Page 1b

Lincoln Financial Group
Notes

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE metrics on page 1b for further information on how these metrics are calculated. Management evaluates consolidated
ROE by both including and excluding the effect of average goodwill.

Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items.
Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.

Indexed variable annuities are referred to as registered index-linked annuities (“RILA”).

Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), IUL, VUL – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.

Statistical Supplement is Dated
This document is dated August 1, 2024, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 1c

Lincoln Financial Group
Credit Ratings

Ratings as of August 1, 2024
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa2	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A2	A+
First Penn-Pacific Life Insurance Company	A	A+	A2	A-
Lincoln Life & Annuity Company of New York	A	A+	A2	A+

Investor Inquiries May Be Directed To:
Tina Madon, Senior Vice President, Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Revenues
Insurance premiums	$1,612	$1,566	$(1,086)	$1,601	$1,625	0.8%	$3,191	$3,226	1.1%
Fee income	1,365	1,363	1,361	1,324	1,339	-1.9%	2,744	2,662	-3.0%
Net investment income	1,508	1,494	1,411	1,346	1,332	-11.7%	2,974	2,679	-9.9%
Realized gain (loss)	(1,784)	(453)	(1,245)	(434)	663	137.2%	(2,612)	230	108.8%
Amortization of deferred gain (loss) on business
sold through reinsurance	9	15	4	(12)	(12)	NM	19	(24)	NM
Other revenues	219	218	255	291	206	-5.9%	427	496	16.2%
Total revenues	2,929	4,203	700	4,116	5,153	75.9%	6,743	9,269	37.5%

Expenses
Benefits	2,192	2,152	(497)	2,003	2,008	-8.4%	4,483	4,011	-10.5%
Interest credited	808	831	824	822	853	5.6%	1,593	1,675	5.1%
Market risk benefit (gain) loss	(2,023)	(1,428)	568	(1,907)	(136)	93.3%	(1,404)	(2,043)	-45.5%
Policyholder liability remeasurement (gain) loss	(110)	159	(84)	(12)	(105)	4.5%	(228)	(117)	48.7%
Commissions and other expenses	1,376	1,371	1,421	1,601	1,351	-1.8%	2,701	2,951	9.3%
Interest and debt expense	84	84	81	81	86	2.4%	166	167	0.6%
Total expenses	2,327	3,169	2,313	2,588	4,057	74.3%	7,311	6,644	-9.1%
Income (loss) before taxes	602	1,034	(1,613)	1,528	1,096	82.1%	(568)	2,625	NM
Federal income tax expense (benefit)	91	181	(378)	306	201	120.9%	(198)	509	NM
Net income (loss)	511	853	(1,235)	1,222	895	75.1%	(370)	2,116	NM
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(36)	(46)	-27.8%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	2	—	—	3	—	-100.0%	(2)	3	250.0%
Net income (loss) available to common
stockholders – diluted	$502	$819	$(1,246)	$1,191	$884	76.1%	$(408)	$2,073	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$2.94	$4.79	$(7.35)	$6.93	$5.11	73.8%	$(2.41)	$12.03	NM

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$79,307	$76,001	$69,657	$68,533	$67,313	-15.1%
U.S. government bonds	371	373	393	391	389	4.9%
State and municipal bonds	5,074	4,770	2,790	2,743	2,564	-49.5%
Foreign government bonds	281	273	283	263	260	-7.5%
Residential mortgage-backed securities	2,015	1,928	1,773	1,760	1,795	-10.9%
Commercial mortgage-backed securities	1,684	1,701	1,424	1,484	1,542	-8.4%
Asset-backed securities	11,793	12,393	12,171	12,349	13,072	10.8%
Hybrid and redeemable preferred securities	365	365	247	241	239	-34.5%
Total fixed maturity AFS securities, net of allowance for credit losses	100,890	97,804	88,738	87,764	87,174	-13.6%
Trading securities	2,943	2,788	2,359	2,227	2,201	-25.2%
Equity securities	403	383	306	319	295	-26.8%
Mortgage loans on real estate, net of allowance for credit losses	18,460	18,751	18,963	19,266	20,152	9.2%
Policy loans	2,423	2,428	2,476	2,476	2,513	3.7%
Derivative investments	5,155	5,790	6,474	8,394	8,608	67.0%
Other investments	4,195	4,551	5,015	5,256	5,652	34.7%
Total investments	134,469	132,495	124,331	125,702	126,595	-5.9%
Cash and invested cash	3,768	2,529	3,365	4,122	5,475	45.3%
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,316	12,341	12,397	12,405	12,435	1.0%
Reinsurance recoverables, net of allowance for credit losses	19,571	18,924	29,843	29,461	29,126	48.8%
Deposit assets, net of allowance for credit losses	12,308	12,494	28,789	28,904	29,888	142.8%
Market risk benefit assets	3,906	4,108	3,894	4,878	4,754	21.7%
Accrued investment income	1,277	1,372	1,082	1,127	1,135	-11.1%
Goodwill	1,144	1,144	1,144	1,144	1,144	0.0%
Other assets	6,798	7,351	9,311	9,413	8,782	29.2%
Separate account assets	153,246	145,810	158,257	166,225	165,199	7.8%
Total assets	$348,803	$338,568	$372,413	$383,381	$384,533	10.2%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$117,598	$117,210	$120,737	$122,300	$124,113	5.5%
Future contract benefits	39,711	39,362	39,864	38,848	38,560	-2.9%
Funds withheld reinsurance liabilities	5,244	5,006	17,641	17,486	17,044	225.0%
Market risk benefit liabilities	1,548	1,385	1,716	1,266	1,275	-17.6%
Deferred front-end loads	5,494	5,695	5,901	6,099	6,306	14.8%
Payables for collateral on investments	7,062	8,046	8,105	10,117	11,114	57.4%
Short-term debt	500	—	250	503	450	-10.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	867	867	867	867	867	0.0%
Financial	5,087	5,038	4,832	4,859	4,849	-4.7%
Other liabilities	6,627	6,950	7,350	7,265	6,807	2.7%
Separate account liabilities	153,246	145,810	158,257	166,225	165,199	7.8%
Total liabilities	342,984	335,369	365,520	375,835	376,584	9.8%

Stockholders’ Equity
Preferred stock	986	986	986	986	986	0.0%
Common stock	4,575	4,591	4,605	4,624	4,641	1.4%
Retained earnings	5,362	6,102	4,778	5,887	6,691	24.8%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	(7,267)	(10,163)	(4,813)	(4,940)	(5,253)	27.7%
Market risk benefit non-performance risk gain (loss)	1,842	998	1,070	606	409	-77.8%
Policyholder liability discount rate remeasurement gain (loss)	657	1,021	587	703	795	21.0%
Foreign currency translation adjustment	(26)	(32)	(26)	(27)	(27)	-3.8%
Funded status of employee benefit plans	(310)	(304)	(294)	(293)	(293)	5.5%
Total accumulated other comprehensive income (loss)	(5,104)	(8,480)	(3,476)	(3,951)	(4,369)	14.4%
Total stockholders’ equity	5,819	3,199	6,893	7,546	7,949	36.6%
Total liabilities and stockholders’ equity	$348,803	$338,568	$372,413	$383,381	$384,533	10.2%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Income (Loss)
Net income (loss)	$511	$853	$(1,235)	$1,222	$895	75.1%	$(370)	$2,116	NM
Pre-tax adjusted income (loss) from operations	403	47	276	115	382	-5.2%	713	498	-30.2%
After-tax adjusted income (loss) from operations (1)	354	73	258	105	330	-6.8%	642	436	-32.1%
Adjusted operating tax rate	12.2%	-56.2%	6.7%	8.7%	13.6%		10.0%	12.4%
Adjusted income (loss) from operations available to
common stockholders	343	39	246	71	319	-7.0%	604	390	-35.4%

ROE
Net income (loss) ROE	32.6%	75.7%	-97.9%	67.7%	46.2%		-12.1%	56.6%
Adjusted income (loss) from operations available to
common stockholders, excluding AOCI and preferred
stock ROE	14.1%	1.5%	9.8%	2.9%	11.7%		12.3%	7.5%
Adjusted income (loss) from operations ROE (4)	12.4%	1.4%	9.0%	2.6%	11.2%		12.2%	7.0%

Per Common Share
Net income (loss) (diluted)	$2.94	$4.79	$(7.35)	$6.93	$5.11	73.8%	$(2.41)	$12.03	NM
Adjusted income (loss) from operations (diluted) (2)	2.02	0.23	1.45	0.41	1.84	-8.9%	3.54	2.27	-35.9%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%	0.90	0.90	0.0%

Book Value Per Common Share
Book value per share	$28.49	$13.04	$34.81	$38.46	$40.78	43.1%	$28.49	$40.78	43.1%
Book value per share, excluding AOCI (3)	58.58	63.03	55.30	61.63	66.37	13.3%	58.58	66.37	13.3%
Adjusted book value per share (3)(4)	64.37	63.53	64.97	65.01	68.51	6.4%	64.37	68.51	6.4%

Common Shares
End-of-period – basic	169.6	169.7	169.7	170.5	170.7	0.6%	169.6	170.7	0.6%
Average for the period – basic	169.6	169.6	169.7	170.0	170.6	0.6%	169.5	170.3	0.5%
End-of-period – diluted	170.0	171.0	170.6	171.7	173.4	2.0%	170.0	173.4	2.0%
Average for the period – diluted	169.9	170.9	170.4	171.1	172.9	1.8%	170.5	171.7	0.7%

(1) See reconciliation to net income (loss) on page 22.
(2) See reconciliation to earnings (loss) per common share - diluted on page 23.
(3) See reconciliation to stockholders’ equity and book value per common share on page 24.
(4) This measure has been updated, effective beginning with the fourth quarter of 2023, to exclude reinsurance-related embedded derivatives and the underlying portfolio gains (losses), given the size of the impact of the fourth quarter 2023 reinsurance transaction. Such amounts in the prior periods presented, and the impact of this change to such prior periods, was not meaningful.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Cash Returned to Common Stockholders – Common Dividends	$76	$76	$76	$76	$77	1.3%	$152	$153	0.7%

Cash Returned to Preferred Stockholders – Preferred Dividends	$11	$34	$11	$34	$11	0.0%	$36	$46	27.8%

Leverage Ratio
Short-term debt (1)	$500	$—	$250	$503	$450	-10.0%
Long-term debt	5,954	5,905	5,699	5,726	5,716	-4.0%
Total debt (2)	6,454	5,905	5,949	6,229	6,166	-4.5%
Preferred stock	986	986	986	986	986	0.0%
Total debt and preferred stock	7,440	6,891	6,935	7,215	7,152	-3.9%
Less:
Operating debt (3)	867	867	867	867	867	0.0%
Pre-funding of upcoming debt maturities	500	—	—	300	300	-40.0%
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	493	493	493	493	493	0.0%
Carrying value of fair value hedges and other items	161	111	154	133	123	-23.6%
Total numerator	$5,117	$5,118	$5,119	$5,120	$5,067	-1.0%
Adjusted stockholders’ equity (4)	$10,918	$10,778	$11,023	$11,087	$11,698	7.1%
Add:
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	493	493	493	493	493	0.0%
Total numerator	5,117	5,118	5,119	5,120	5,067	-1.0%
Total denominator	$16,830	$16,691	$16,937	$17,002	$17,560	4.3%

Leverage ratio	30.4%	30.7%	30.2%	30.1%	28.9%

Holding Company Available Liquidity (5)	$957	$455	$458	$766	$763	-20.3%

(1) As of June 30, 2024, consisted of $150 million principal amount of our term loan due December 3, 2024 and $300 million principal amount of our 3.35% Senior
Notes due March 9, 2025. On July 18, 2024, we refinanced the term loan into a $150 million term loan due July 16, 2027.
(2) Excludes obligations under finance leases and certain financing arrangements of $526 million that are reported in other liabilities on our Consolidated Balance Sheets.
(3) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(4) See reconciliation to stockholders’ equity on page 24.
(5) Includes pre-funding of upcoming debt maturities.

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Annuities
Operating revenues	$1,190	$1,197	$(525)	$1,269	$1,209	1.6%	$2,331	$2,477	6.3%
Deposits	2,560	2,737	4,359	2,849	3,823	49.3%	5,724	6,672	16.6%
Net flows	(1,108)	(874)	285	(1,993)	(954)	13.9%	(1,439)	(2,946)	NM
Average account balances, net of reinsurance	148,260	151,312	147,419	155,291	158,370	6.8%	147,314	156,531	6.3%
Alternative investment income (1)	6	4	4	2	1	-83.3%	9	4	-55.6%

Life Insurance
Operating revenues	$1,760	$1,723	$1,667	$1,541	$1,511	-14.1%	$3,517	$3,052	-13.2%
Deposits	1,333	1,272	1,458	1,208	1,230	-7.7%	2,655	2,438	-8.2%
Net flows	932	821	1,013	741	751	-19.4%	1,784	1,492	-16.4%
Average account balances, net of reinsurance	50,049	50,130	45,608	42,280	43,230	-13.6%	49,575	42,755	-13.8%
Average in-force face amount	1,081,795	1,085,253	1,087,535	1,087,405	1,085,383	0.3%	1,078,704	1,086,394	0.7%
Alternative investment income (1)	68	44	49	74	32	-52.9%	114	106	-7.0%

Group Protection
Operating revenues	$1,400	$1,388	$1,387	$1,425	$1,441	2.9%	$2,788	$2,867	2.8%
Insurance premiums	1,263	1,251	1,250	1,285	1,298	2.8%	2,514	2,583	2.7%
Alternative investment income (1)	3	2	2	1	1	-66.7%	5	2	-60.0%

Retirement Plan Services
Operating revenues	$334	$327	$322	$322	$327	-2.1%	$661	$649	-1.8%
Deposits	2,897	2,700	2,972	3,802	3,282	13.3%	6,106	7,085	16.0%
Net flows	201	(272)	(332)	391	(197)	NM	736	194	-73.6%
Average account balances	94,099	96,473	96,045	103,240	106,374	13.0%	92,752	104,518	12.7%
Alternative investment income (1)	3	2	3	1	1	-66.7%	5	2	-60.0%

Consolidated
Adjusted operating revenues (2)	$4,730	$4,673	$1,967	$4,584	$4,527	-4.3%	$9,387	$9,111	-2.9%
Deposits	6,790	6,709	8,789	7,859	8,335	22.8%	14,485	16,195	11.8%
Net flows	25	(325)	959	(861)	(400)	NM	1,081	(1,260)	NM
Average account balances, net of reinsurance	292,408	297,915	289,072	300,811	307,974	5.3%	289,660	303,804	4.9%
Alternative investment income (1)	80	52	58	78	36	-55.0%	133	114	-14.3%

(1) Excludes alternative investment income on investments supporting our modified coinsurance and coinsurance with funds withheld agreements as we have a limited economic interest in the investments.
(2) See reconciliation to total revenues on page 23.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Sales
Annuities:
RILA	$1,123	$1,069	$986	$942	$1,096	-2.4%	$2,271	$2,038	-10.3%
Other variable without GLBs	341	359	362	388	420	23.2%	594	809	36.2%
Other variable with GLBs	494	530	579	546	634	28.3%	940	1,179	25.4%
Total variable	1,958	1,958	1,927	1,876	2,150	9.8%	3,805	4,026	5.8%
Fixed	624	770	2,438	971	1,667	167.1%	1,942	2,637	35.8%
Total Annuities	$2,582	$2,728	$4,365	$2,847	$3,817	47.8%	$5,747	$6,663	15.9%

Life Insurance:
IUL/UL	$28	$23	$34	$18	$25	-10.7%	$62	$43	-30.6%
MoneyGuard®	23	27	27	24	34	47.8%	44	58	31.8%
VUL	34	29	38	23	19	-44.1%	64	43	-32.8%
Term	26	23	21	19	18	-30.8%	56	37	-33.9%
Executive Benefits	12	42	24	7	9	-25.0%	27	16	-40.7%
Total Life Insurance	$123	$144	$144	$91	$105	-14.6%	$253	$197	-22.1%

Group Protection:
Life	$54	$30	$167	$85	$81	50.0%	$137	$167	21.9%
Disability	36	32	204	51	74	105.6%	75	125	66.7%
Dental	6	9	27	8	6	0.0%	12	14	16.7%
Total Group Protection	$96	$71	$398	$144	$161	67.7%	$224	$306	36.6%
Percent employee-paid	54.8%	48.8%	33.8%	70.4%	50.0%		63.7%	59.6%

Retirement Plan Services:
First-year sales	$819	$464	$874	$1,127	$821	0.2%	$1,555	$1,949	25.3%
Recurring deposits	2,078	2,236	2,098	2,675	2,461	18.4%	4,551	5,136	12.9%
Total Retirement Plan Services	$2,897	$2,700	$2,972	$3,802	$3,282	13.3%	$6,106	$7,085	16.0%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Operating Revenues
Annuities	$1,190	$1,197	$(525)	$1,269	$1,209	1.6%	$2,331	$2,477	6.3%
Life Insurance	1,760	1,723	1,667	1,541	1,511	-14.1%	3,517	3,052	-13.2%
Group Protection	1,400	1,388	1,387	1,425	1,441	2.9%	2,788	2,867	2.8%
Retirement Plan Services	334	327	322	322	327	-2.1%	661	649	-1.8%
Other Operations	46	38	(884)	27	39	-15.2%	90	66	-26.7%
Total segment operating revenues	$4,730	$4,673	$1,967	$4,584	$4,527	-4.3%	$9,387	$9,111	-2.9%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$135	$138	$131	$134	$112	-17.0%	$258	$246	-4.7%
Life Insurance	136	138	143	130	125	-8.1%	270	256	-5.2%
Group Protection	191	191	191	187	193	1.0%	382	380	-0.5%
Retirement Plan Services	81	81	84	81	80	-1.2%	160	161	0.6%
Other Operations	75	70	85	229	70	-6.7%	114	299	162.3%
Total	$618	$618	$635	$762	$580	-6.1%	$1,184	$1,342	13.3%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	11.3%	11.5%	NM	10.6%	9.3%		11.1%	9.9%
Life Insurance	7.7%	8.0%	8.6%	8.5%	8.3%		7.7%	8.4%
Group Protection	13.6%	13.8%	13.8%	13.1%	13.4%		13.7%	13.3%
Retirement Plan Services	24.3%	24.9%	26.1%	25.3%	24.4%		24.2%	24.8%
Total	13.1%	13.2%	32.2%	16.6%	12.8%		12.6%	14.7%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$672	$672	$693	$813	$644	-4.2%	$1,289	$1,457	13.0%
Commissions	617	603	651	639	561	-9.1%	1,232	1,200	-2.6%
Taxes, licenses and fees	81	96	81	94	77	-4.9%	174	171	-1.7%
Interest and debt expense	84	84	81	81	86	2.4%	166	167	0.6%
Expenses associated with reserve financing
and letters of credit	27	28	29	30	28	3.7%	58	58	0.0%
Total adjusted operating commissions and other
expenses incurred	1,481	1,483	1,535	1,657	1,396	-5.7%	2,919	3,053	4.6%

Less Amounts Capitalized
General and administrative expenses	(54)	(54)	(58)	(51)	(64)	-18.5%	(105)	(115)	-9.5%
Commissions	(240)	(223)	(259)	(205)	(224)	6.7%	(482)	(428)	11.2%
Taxes, licenses and fees	(8)	(8)	(8)	(9)	(7)	12.5%	(18)	(16)	11.1%
Total amounts capitalized	(302)	(285)	(325)	(265)	(295)	2.3%	(605)	(559)	7.6%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,179	1,198	1,210	1,392	1,101	-6.6%	2,314	2,494	7.8%

Amortization
Amortization of DAC, VOBA and other intangibles	271	270	271	271	274	1.1%	538	544	1.1%
Total operating commissions and other expenses	$1,450	$1,468	$1,481	$1,663	$1,375	-5.2%	$2,852	$3,038	6.5%

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums (1)	$54	$24	$(1,700)	$26	$34	-37.0%	$92	$60	-34.8%
Fee income (2)	546	557	552	580	587	7.5%	1,086	1,167	7.5%
Net investment income	437	451	425	420	435	-0.5%	858	855	-0.3%
Amortization of deferred gain (loss) on
business sold through reinsurance	5	11	10	5	5	0.0%	11	10	-9.1%
Other revenues	148	154	188	238	148	0.0%	284	385	35.6%
Total operating revenues	1,190	1,197	(525)	1,269	1,209	1.6%	2,331	2,477	6.3%
Operating expenses:
Benefits (1)	69	45	(1,683)	27	38	-44.9%	132	64	-51.5%
Interest credited	306	330	338	354	377	23.2%	584	729	24.8%
Policyholder liability remeasurement (gain) loss	(1)	19	(15)	—	2	300.0%	(2)	3	250.0%
Commissions incurred	240	238	252	254	269	12.1%	480	523	9.0%
Other expenses incurred	257	276	265	309	180	-30.0%	510	489	-4.1%
Amounts capitalized	(100)	(102)	(110)	(98)	(115)	-15.0%	(199)	(213)	-7.0%
Amortization	109	109	107	106	107	-1.8%	216	213	-1.4%
Total operating expenses	880	915	(846)	952	858	-2.5%	1,721	1,808	5.1%
Income (loss) from operations before taxes	310	282	321	317	351	13.2%	610	669	9.7%
Federal income tax expense (benefit)	39	34	42	58	54	38.5%	65	113	73.8%
Income (loss) from operations	$271	$248	$279	$259	$297	9.6%	$545	$556	2.0%

Effective Federal Income Tax Rate	12.6%	12.0%	12.9%	18.5%	15.4%		10.6%	16.8%

Return on Average Account Balances (bps)	73	66	76	67	75	2	74	71	(3)

Account Balances, Net of Reinsurance –
End-of-Period
RILA account balances	$24,407	$25,006	$27,533	$30,100	$31,633	29.6%	$24,407	$31,633	29.6%
Other variable account balances without GLBs	44,381	42,196	45,499	47,657	47,321	6.6%	44,381	47,321	6.6%
Other variable account balances with GLBs	68,460	64,754	69,458	71,822	70,664	3.2%	68,460	70,664	3.2%
Fixed account balances	14,828	14,694	10,336	10,214	10,251	-30.9%	14,828	10,251	-30.9%
Total account balances	$152,076	$146,650	$152,826	$159,793	$159,869	5.1%	$152,076	$159,869	5.1%
Percent variable account balances with GLBs	45.0%	44.2%	45.4%	44.9%	44.2%		45.0%	44.2%

Fee Income, Gross of Hedge Allowance	$750	$758	$752	$780	$787	4.9%	$1,495	$1,567	4.8%
Net Investment Income, Net of Reinsurance (3)	396	409	385	390	403	1.8%	771	793	2.9%
Interest Credited, Net of Reinsurance (3)	247	270	255	245	254	2.8%	471	498	5.7%

(1) Day one impacts related to the fourth quarter 2023 reinsurance transaction contributed to line item volatility in the fourth quarter.
(2) Fee income is reported net of the hedge allowance, which represents fees allocated to net annuity product features to support the cost of hedging.
(3) Net investment income and interest credited are both reported gross of reinsurance. Reinsurance impacts are settled through other revenues.

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$293	$289	$295	$288	$293	0.0%	$579	$580	0.2%
Fee income	753	739	741	672	677	-10.1%	1,529	1,349	-11.8%
Net investment income	707	689	629	581	533	-24.6%	1,394	1,114	-20.1%
Operating realized gain (loss)	(2)	(2)	(2)	(2)	(2)	0.0%	(3)	(3)	0.0%
Amortization of deferred gain (loss) on
business sold through reinsurance	4	4	(6)	(19)	(19)	NM	8	(38)	NM
Other revenues	5	4	10	21	29	NM	10	50	NM
Total operating revenues	1,760	1,723	1,667	1,541	1,511	-14.1%	3,517	3,052	-13.2%
Operating expenses:
Benefits	1,073	1,129	1,083	928	948	-11.6%	2,225	1,876	-15.7%
Interest credited	325	325	312	294	299	-8.0%	653	592	-9.3%
Policyholder liability remeasurement (gain) loss	14	183	(37)	59	16	14.3%	1	75	NM
Commissions incurred	143	129	150	113	113	-21.0%	291	226	-22.3%
Other expenses incurred	216	215	223	204	193	-10.6%	430	398	-7.4%
Amounts capitalized	(170)	(152)	(175)	(133)	(133)	21.8%	(343)	(266)	22.4%
Amortization	124	123	125	126	126	1.6%	248	252	1.6%
Total operating expenses	1,725	1,952	1,681	1,591	1,562	-9.4%	3,505	3,153	-10.0%
Income (loss) from operations before taxes	35	(229)	(14)	(50)	(51)	NM	12	(101)	NM
Federal income tax expense (benefit)	2	(56)	(8)	(15)	(16)	NM	(8)	(31)	NM
Income (loss) from operations	$33	$(173)	$(6)	$(35)	$(35)	NM	$20	$(70)	NM

Effective Federal Income Tax Rate	6.6%	24.2%	59.7%	29.7%	31.2%		(68.9)%	30.4%

Average Account Balances, Net of Reinsurance	$50,049	$50,130	$45,608	$42,280	$43,230	-13.6%	$49,575	$42,755	-13.8%

In-Force Face Amount
UL and other	$364,633	$364,586	$365,938	$365,507	$365,030	0.1%	$364,633	$365,030	0.1%
Term insurance	719,361	721,927	722,620	720,745	719,485	0.0%	719,361	719,485	0.0%
Total in-force face amount	$1,083,994	$1,086,513	$1,088,558	$1,086,252	$1,084,515	0.0%	$1,083,994	$1,084,515	0.0%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,263	$1,251	$1,250	$1,285	$1,298	2.8%	$2,514	$2,583	2.7%
Net investment income	85	84	85	85	88	3.5%	170	173	1.8%
Other revenues	52	53	52	55	55	5.8%	104	111	6.7%
Total operating revenues	1,400	1,388	1,387	1,425	1,441	2.9%	2,788	2,867	2.8%
Operating expenses:
Benefits	1,019	979	984	1,030	1,032	1.3%	2,057	2,062	0.2%
Interest credited	1	1	1	1	1	0.0%	2	2	0.0%
Policyholder liability remeasurement (gain) loss	(121)	(39)	(28)	(67)	(124)	-2.5%	(220)	(191)	13.2%
Commissions incurred	112	109	119	109	113	0.9%	218	222	1.8%
Other expenses incurred	246	245	246	246	260	5.7%	492	507	3.0%
Amounts capitalized	(28)	(26)	(34)	(29)	(42)	-50.0%	(53)	(71)	-34.0%
Amortization	33	33	34	34	36	9.1%	65	70	7.7%
Total operating expenses	1,262	1,302	1,322	1,324	1,276	1.1%	2,561	2,601	1.6%
Income (loss) from operations before taxes	138	86	65	101	165	19.6%	227	266	17.2%
Federal income tax expense (benefit)	29	18	13	21	35	20.7%	47	56	19.1%
Income (loss) from operations	$109	$68	$52	$80	$130	19.3%	$180	$210	16.7%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Operating Margin (1)	8.6%	5.4%	4.1%	6.2%	10.0%		7.2%	8.1%

Loss Ratios by Product Line
Life	71.6%	76.8%	67.2%	76.1%	75.6%		76.0%	75.8%
Disability	70.7%	74.1%	83.1%	74.2%	65.9%		71.1%	70.0%
Dental	76.9%	75.9%	75.4%	76.5%	78.9%		76.6%	77.7%
Total	71.3%	75.2%	76.6%	75.0%	70.1%		73.1%	72.5%

(1) Operating margin is calculated by dividing income (loss) from operations by insurance premiums.

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$65	$66	$67	$70	$72	10.8%	$129	$142	10.1%
Net investment income	259	251	248	244	247	-4.6%	514	491	-4.5%
Other revenues	10	10	7	8	8	-20.0%	18	16	-11.1%
Total operating revenues	334	327	322	322	327	-2.1%	661	649	-1.8%
Operating expenses:
Interest credited	168	165	164	166	168	0.0%	336	335	-0.3%
Commissions incurred	21	22	22	23	26	23.8%	43	49	14.0%
Other expenses incurred	90	90	93	92	87	-3.3%	177	178	0.6%
Amounts capitalized	(5)	(5)	(6)	(5)	(5)	0.0%	(10)	(10)	0.0%
Amortization	5	5	5	5	5	0.0%	9	9	0.0%
Total operating expenses	279	277	278	281	281	0.7%	555	561	1.1%
Income (loss) from operations before taxes	55	50	44	41	46	-16.4%	106	88	-17.0%
Federal income tax expense (benefit)	8	7	6	5	6	-25.0%	16	12	-25.0%
Income (loss) from operations	$47	$43	$38	$36	$40	-14.9%	$90	$76	-15.6%

Effective Federal Income Tax Rate	14.9%	13.9%	13.2%	12.9%	13.2%		15.6%	13.1%

Return on Average Account Balances (bps)	20	18	16	14	15	(5)	19	15	(4)

Net Flows by Market
Small Market	$99	$21	$115	$(32)	$43	-56.6%	$246	$11	-95.5%
Mid - Large Market	408	83	78	847	206	-49.5%	1,119	1,053	-5.9%
Multi-Fund® and Other	(306)	(376)	(525)	(424)	(446)	-45.8%	(629)	(870)	-38.3%

Net Flows – Trailing Twelve Months	$1,592	$515	$132	$(12)	$(410)	NM	$1,592	$(410)	NM

Base Spreads, Excluding Variable
Investment Income (1)	1.18%	1.10%	1.09%	1.02%	1.03%	(15)	1.16%	1.02%	-14

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums.

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Other Operations
Operating revenues:
Insurance premiums (1)	$2	$1	$(930)	$2	$1	-50.0%	$7	$3	-57.1%
Net investment income	38	37	37	16	27	-28.9%	73	43	-41.1%
Amortization of deferred gain (loss) on
business sold through reinsurance	—	—	1	2	2	NM	—	3	NM
Other revenues	6	—	8	7	9	50.0%	10	17	70.0%
Total operating revenues	46	38	(884)	27	39	-15.2%	90	66	-26.7%
Operating expenses:
Benefits (1)	14	17	(918)	6	4	-71.4%	36	11	-69.4%
Interest credited	9	9	9	9	8	-11.1%	18	17	-5.6%
Policyholder liability remeasurement (gain) loss	1	(5)	—	(1)	1	0.0%	—	—	NM
Commissions and other expenses	73	75	84	226	69	-5.5%	112	295	163.4%
Interest and debt expense	84	84	81	81	86	2.4%	166	167	0.6%
Total operating expenses	181	180	(744)	321	168	-7.2%	332	490	47.6%
Income (loss) from operations before taxes	(135)	(142)	(140)	(294)	(129)	4.4%	(242)	(424)	-75.2%
Federal income tax expense (benefit)	(29)	(29)	(35)	(59)	(27)	6.9%	(49)	(88)	-79.6%
Income (loss) from operations	$(106)	$(113)	$(105)	$(235)	$(102)	3.8%	$(193)	$(336)	-74.1%

(1) Day one impacts related to the fourth quarter 2023 reinsurance transaction contributed to line item volatility in the fourth quarter.

DAC & Account Balance Roll Forwards

Lincoln
Financial Group®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$12,277	$12,316	$12,341	$12,397	$12,405	1.0%	$12,235	$12,397	1.3%
Business acquired (sold) through reinsurance	—	—	(11)	—	—	NM	—	—	NM
Deferrals	304	289	333	274	299	-1.6%	610	572	-6.2%
Operating amortization	(265)	(264)	(266)	(266)	(269)	-1.5%	(529)	(534)	-0.9%
Balance as of end-of-period	$12,316	$12,341	$12,397	$12,405	$12,435	1.0%	$12,316	$12,435	1.0%

DFEL
Balance as of beginning-of-period	$5,291	$5,494	$5,695	$5,901	$6,099	15.3%	$5,091	$5,901	15.9%
Deferrals	274	275	281	272	284	3.6%	542	556	2.6%
Operating amortization	(71)	(74)	(75)	(74)	(77)	-8.5%	(139)	(151)	-8.6%
Balance as of end-of-period	$5,494	$5,695	$5,901	$6,099	$6,306	14.8%	$5,494	$6,306	14.8%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$5,389	$5,250	$5,132	$4,981	$4,842	-10.2%	$5,389	$4,842	-10.2%

Lincoln Financial Group
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Traditional Variable Annuities
Balance as of beginning-of-period	$110,264	$112,848	$106,957	$114,963	$119,485	8.4%	$107,627	$114,963	6.8%
Gross deposits	835	889	941	934	1,054	26.2%	1,534	1,988	29.6%
Full surrenders and deaths	(1,543)	(1,559)	(1,714)	(2,142)	(2,303)	-49.3%	(3,070)	(4,446)	-44.8%
Other contract benefits	(993)	(984)	(1,147)	(1,133)	(1,130)	-13.8%	(1,972)	(2,261)	-14.7%
Net flows	(1,701)	(1,654)	(1,920)	(2,341)	(2,379)	-39.9%	(3,508)	(4,719)	-34.5%
Policyholder assessments	(626)	(630)	(624)	(644)	(650)	-3.8%	(1,249)	(1,294)	-3.6%
Change in market value and reinvestment	4,911	(3,607)	10,550	7,507	1,534	-68.8%	9,978	9,040	-9.4%
Balance as of end-of-period, gross	112,848	106,957	114,963	119,485	117,990	4.6%	112,848	117,990	4.6%
Account balances reinsured	(7)	(7)	(6)	(6)	(5)	28.6%	(7)	(5)	28.6%
Balance as of end-of-period, net	$112,841	$106,950	$114,957	$119,479	$117,985	4.6%	$112,841	$117,985	4.6%

RILA
Balance as of beginning-of-period	$21,841	$24,407	$25,006	$27,533	$30,100	37.8%	$20,130	$27,533	36.8%
Gross deposits	1,123	1,069	986	942	1,096	-2.4%	2,271	2,038	-10.3%
Full surrenders and deaths	(78)	(105)	(103)	(115)	(138)	-76.9%	(143)	(253)	-76.9%
Other contract benefits	(23)	(20)	(45)	(42)	(14)	39.1%	(58)	(56)	3.4%
Net flows	1,022	944	838	785	944	-7.6%	2,070	1,729	-16.5%
Policyholder assessments	(2)	(2)	(3)	(3)	(3)	-50.0%	(3)	(6)	-100.0%
Change in market value and reinvestment	163	190	213	247	288	76.7%	287	535	86.4%
Change in fair value of embedded derivative instruments	1,383	(533)	1,479	1,538	304	-78.0%	1,923	1,842	-4.2%
Balance as of end-of-period, gross	$24,407	$25,006	$27,533	$30,100	$31,633	29.6%	$24,407	$31,633	29.6%

Page 17a

Lincoln Financial Group
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Fixed Annuities
Balance as of beginning-of-period	$24,019	$23,813	$23,681	$25,355	$25,162	4.8%	$23,365	$25,355	8.5%
Gross deposits	602	779	2,432	973	1,673	177.9%	1,919	2,646	37.9%
Full surrenders and deaths	(864)	(782)	(878)	(1,213)	(1,020)	-18.1%	(1,592)	(2,234)	-40.3%
Other contract benefits	(167)	(161)	(187)	(197)	(172)	-3.0%	(328)	(368)	-12.2%
Net flows	(429)	(164)	1,367	(437)	481	212.1%	(1)	44	NM
Policyholder assessments	(14)	(13)	(15)	(17)	(14)	0.0%	(28)	(31)	-10.7%
Reinvested interest credited	159	158	172	183	199	25.2%	312	382	22.4%
Change in fair value of embedded derivative instruments	78	(113)	150	78	9	-88.5%	165	87	-47.3%
Balance as of end-of-period, gross	23,813	23,681	25,355	25,162	25,837	8.5%	23,813	25,837	8.5%
Account balances reinsured	(8,985)	(8,987)	(15,019)	(14,948)	(15,586)	-73.5%	(8,985)	(15,586)	-73.5%
Balance as of end-of-period, net	$14,828	$14,694	$10,336	$10,214	$10,251	-30.9%	$14,828	$10,251	-30.9%

Total
Balance as of beginning-of-period	$156,124	$161,068	$155,644	$167,851	$174,747	11.9%	$151,122	$167,851	11.1%
Gross deposits	2,560	2,737	4,359	2,849	3,823	49.3%	5,724	6,672	16.6%
Full surrenders and deaths	(2,485)	(2,446)	(2,695)	(3,470)	(3,461)	-39.3%	(4,805)	(6,933)	-44.3%
Other contract benefits	(1,183)	(1,165)	(1,379)	(1,372)	(1,316)	-11.2%	(2,358)	(2,685)	-13.9%
Net flows	(1,108)	(874)	285	(1,993)	(954)	13.9%	(1,439)	(2,946)	NM
Policyholder assessments	(642)	(645)	(642)	(664)	(667)	-3.9%	(1,280)	(1,331)	-4.0%
Change in market value, reinvestment and interest credited	5,233	(3,259)	10,935	7,937	2,021	-61.4%	10,577	9,957	-5.9%
Change in fair value of embedded derivative instruments	1,461	(646)	1,629	1,616	313	-78.6%	2,088	1,929	-7.6%
Balance as of end-of-period, gross	161,068	155,644	167,851	174,747	175,460	8.9%	161,068	175,460	8.9%
Account balances reinsured	(8,992)	(8,994)	(15,025)	(14,954)	(15,591)	-73.4%	(8,992)	(15,591)	-73.4%
Balance as of end-of-period, net	$152,076	$146,650	$152,826	$159,793	$159,869	5.1%	$152,076	$159,869	5.1%

Page 17b

Lincoln Financial Group
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
General Account
Balance as of beginning-of-period	$37,533	$37,458	$37,217	$37,180	$37,006	-1.4%	$37,694	$37,180	-1.4%
Gross deposits	907	915	1,006	850	893	-1.5%	1,834	1,743	-5.0%
Withdrawals and deaths	(323)	(378)	(359)	(364)	(389)	-20.4%	(717)	(753)	-5.0%
Net flows	584	537	647	486	504	-13.7%	1,117	990	-11.4%
Transfers between general and separate accounts	44	14	7	38	74	68.2%	76	113	48.7%
Policyholder assessments	(1,120)	(1,124)	(1,140)	(1,124)	(1,130)	-0.9%	(2,248)	(2,254)	-0.3%
Reinvested interest credited	371	370	366	365	368	-0.8%	744	733	-1.5%
Change in fair value of embedded derivative instruments	46	(38)	83	61	26	-43.5%	75	86	14.7%
Balance as of end-of-period, gross	37,458	37,217	37,180	37,006	36,848	-1.6%	37,458	36,848	-1.6%
Account balances reinsured	(5,527)	(5,503)	(15,777)	(15,607)	(15,467)	NM	(5,527)	(15,467)	NM
Balance as of end-of-period, net	$31,931	$31,714	$21,403	$21,399	$21,381	-33.0%	$31,931	$21,381	-33.0%

Separate Account
Balance as of beginning-of-period	$22,162	$23,409	$22,642	$25,150	$27,007	21.9%	20,920	$25,150	20.2%
Gross deposits	426	357	452	358	337	-20.9%	821	695	-15.3%
Withdrawals and deaths	(78)	(73)	(86)	(103)	(90)	-15.4%	(154)	(193)	-25.3%
Net flows	348	284	366	255	247	-29.0%	667	502	-24.7%
Transfers between general and separate accounts	(44)	(12)	(7)	(37)	(76)	-72.7%	(76)	(113)	-48.7%
Policyholder assessments	(238)	(238)	(250)	(246)	(247)	-3.8%	(476)	(493)	-3.6%
Change in market value and reinvestment	1,181	(801)	2,399	1,885	450	-61.9%	2,374	2,335	-1.6%
Balance as of end-of-period, gross	23,409	22,642	25,150	27,007	27,381	17.0%	23,409	27,381	17.0%
Account balances reinsured	(4,805)	(4,632)	(5,062)	(5,338)	(5,371)	-11.8%	(4,805)	(5,371)	-11.8%
Balance as of end-of-period, net	$18,604	$18,010	$20,088	$21,669	$22,010	18.3%	$18,604	$22,010	18.3%

Total
Balance as of beginning-of-period	$59,695	$60,867	$59,859	$62,330	$64,013	7.2%	$58,614	$62,330	6.3%
Gross deposits	1,333	1,272	1,458	1,208	1,230	-7.7%	2,655	2,438	-8.2%
Withdrawals and deaths	(401)	(451)	(445)	(467)	(479)	-19.5%	(871)	(946)	-8.6%
Net flows	932	821	1,013	741	751	-19.4%	1,784	1,492	-16.4%
Transfers between general and separate accounts	—	2	—	1	(2)		—	—	NM
Policyholder assessments	(1,358)	(1,362)	(1,390)	(1,370)	(1,377)	-1.4%	(2,724)	(2,747)	-0.8%
Change in market value and reinvestment	1,552	(431)	2,765	2,250	818	-47.3%	3,118	3,068	-1.6%
Change in fair value of embedded derivative instruments	46	(38)	83	61	26	-43.5%	75	86	14.7%
Balance as of end-of-period, gross	60,867	59,859	62,330	64,013	64,229	5.5%	60,867	64,229	5.5%
Account balances reinsured	(10,332)	(10,135)	(20,839)	(20,945)	(20,838)	NM	(10,332)	(20,838)	NM
Balance as of end-of-period, net	$50,535	$49,724	$41,491	$43,068	$43,391	-14.1%	$50,535	$43,391	-14.1%

Lincoln Financial Group
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
General Account
Balance as of beginning-of-period	$24,994	$24,430	$24,099	$23,784	$23,586	-5.6%	$25,138	$23,784	-5.4%
Gross deposits	616	709	750	790	846	37.3%	1,317	1,636	24.2%
Withdrawals	(981)	(1,168)	(1,233)	(1,203)	(1,072)	-9.3%	(2,094)	(2,275)	-8.6%
Net flows	(365)	(459)	(483)	(413)	(226)	38.1%	(777)	(639)	17.8%
Transfers between fixed and variable accounts	(363)	(38)	2	50	69	119.0%	(259)	120	146.3%
Policyholder assessments	(3)	(3)	(3)	(3)	(3)	0.0%	(7)	(7)	0.0%
Reinvested interest credited	167	169	169	168	172	3.0%	335	340	1.5%
Balance as of end-of-period	$24,430	$24,099	$23,784	$23,586	$23,598	-3.4%	$24,430	$23,598	-3.4%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$67,985	$72,156	$69,834	$77,201	$83,226	22.4%	$63,592	$77,201	21.4%
Gross deposits	2,281	1,991	2,222	3,012	2,436	6.8%	4,789	5,449	13.8%
Withdrawals	(1,715)	(1,804)	(2,071)	(2,208)	(2,407)	-40.3%	(3,276)	(4,616)	-40.9%
Net flows	566	187	151	804	29	-94.9%	1,513	833	-44.9%
Transfers between fixed and variable accounts	370	42	(10)	(34)	(69)	NM	264	(104)	NM
Policyholder assessments	(60)	(62)	(62)	(64)	(66)	-10.0%	(116)	(130)	-12.1%
Change in market value and reinvestment	3,295	(2,489)	7,288	5,319	1,154	-65.0%	6,903	6,474	-6.2%
Balance as of end-of-period	$72,156	$69,834	$77,201	$83,226	$84,274	16.8%	$72,156	$84,274	16.8%

Total
Balance as of beginning-of-period	$92,979	$96,586	$93,933	$100,985	$106,812	14.9%	$88,730	$100,985	13.8%
Gross deposits	2,897	2,700	2,972	3,802	3,282	13.3%	6,106	7,085	16.0%
Withdrawals	(2,696)	(2,972)	(3,304)	(3,411)	(3,479)	-29.0%	(5,370)	(6,891)	-28.3%
Net flows	201	(272)	(332)	391	(197)	NM	736	194	-73.6%
Transfers between fixed and variable accounts	7	4	(8)	16	—	-100.0%	5	16	220.0%
Policyholder assessments	(63)	(65)	(65)	(67)	(69)	-9.5%	(123)	(137)	-11.4%
Change in market value and reinvestment	3,462	(2,320)	7,457	5,487	1,326	-61.7%	7,238	6,814	-5.9%
Balance as of end-of-period	$96,586	$93,933	$100,985	$106,812	$107,872	11.7%	$96,586	$107,872	11.7%

Lincoln Financial Group
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 6/30/2023		As of 12/31/2023		As of 6/30/2024
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld
Investments and Allowance for Credit Losses, at Amortized Cost (1)
Industry corporate bonds:
Financial services	$17,248	15.5%	$13,510	15.2%	$12,552	14.4%
Basic industry	4,157	3.7%	2,986	3.3%	2,916	3.4%
Capital goods	7,157	6.4%	5,568	6.2%	5,486	6.3%
Communications	4,319	3.9%	3,110	3.5%	2,850	3.3%
Consumer cyclical	5,781	5.2%	5,268	5.8%	5,291	6.1%
Consumer non-cyclical	17,174	15.5%	13,458	15.1%	12,751	14.6%
Energy	4,590	4.1%	2,776	3.1%	2,547	2.9%
Technology	5,566	5.0%	4,376	4.9%	4,135	4.8%
Transportation	3,652	3.3%	3,233	3.6%	3,147	3.6%
Industrial other	2,323	2.1%	2,107	2.4%	2,151	2.4%
Utilities	14,269	12.8%	11,613	13.0%	11,283	13.0%
Government-related entities	1,832	1.6%	1,278	1.4%	1,211	1.4%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,835	1.7%	1,505	1.7%	1,546	1.7%
Non-agency backed	362	0.3%	332	0.4%	322	0.4%
Commercial mortgage-backed securities ("CMBS")	1,915	1.7%	1,546	1.7%	1,629	1.9%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	8,835	8.0%	8,325	9.3%	8,354	9.6%
Other ABS	3,672	3.3%	4,220	4.7%	5,021	5.7%
Municipals	5,268	4.7%	2,973	3.3%	2,797	3.2%
United States and foreign government	708	0.9%	730	1.1%	727	1.0%
Hybrid & redeemable preferred securities	361	0.3%	237	0.3%	226	0.3%
Total fixed maturity AFS securities, net of modified coinsurance and funds withheld
investments and allowance for credit losses, at amortized cost	111,024	100.0%	89,151	100.0%	86,942	100.0%
Trading Securities, Net of Modified Coinsurance and Funds Withheld Investments	527		626		517
Equity Securities, Net of Modified Coinsurance and Funds Withheld Investments	315		275		252
Total fixed maturity AFS, trading and equity securities, net of modified coinsurance and funds
withheld investments and allowance for credit losses, at amortized cost	111,866		90,052		87,711
Modified coinsurance and funds withheld investments	3,076		10,215		12,646
Total fixed maturity AFS, trading and equity securities	$114,942		$100,267		$100,357

(1) Net investment income and net gains (losses) related to assets held by us to support certain modified coinsurance and funds withheld agreements are included in periodic payments to or from the reinsurers, resulting in the economic benefits of these assets flowing to the reinsurers. Accordingly, these assets have been excluded from summaries provided on page 20 and page 21 as we have a limited economic interest in the assets.

Lincoln Financial Group
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 6/30/2023		As of 12/31/2023		As of 6/30/2024
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld Investments
and Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$64,824	58.4%	$51,738	58.0%	$51,419	59.1%
NAIC 2 (BBB)	42,857	38.6%	34,475	38.7%	32,686	37.6%
Total investment grade	107,681	97.0%	86,213	96.7%	84,105	96.7%

NAIC 3 (BB)	1,741	1.6%	1,090	1.2%	1,000	1.2%
NAIC 4 (B)	1,495	1.3%	1,760	2.0%	1,767	2.0%
NAIC 5 (CCC and lower)	84	0.1%	86	0.1%	65	0.1%
NAIC 6 (in or near default)	23	0.0%	2	0.0%	5	0.0%
Total below investment grade	3,343	3.0%	2,938	3.3%	2,837	3.3%
Total	$111,024	100.0%	$89,151	100.0%	$86,942	100.0%

Commercial Mortgage Loans, Net of Modified Coinsurance and Funds Withheld Investments,
at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,113	79.1%	$13,687	80.4%	$13,515	78.1%
CM2 (BBB)	3,418	20.6%	3,248	19.1%	3,758	21.7%
CM3-7 (BB and lower)	53	0.3%	84	0.5%	40	0.2%
Total	$16,584	100.0%	$17,019	100.0%	$17,313	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, Net of Modified
Coinsurance and Funds Withheld Investments, at Amortized Cost (1)(2)
AAA-A	$77,937	60.9%	$65,425	61.6%	$64,934	62.2%
BBB	46,275	36.4%	37,723	35.5%	36,444	35.0%
BB and lower	3,396	2.7%	3,022	2.9%	2,877	2.8%
Total	$127,608	100.0%	$106,170	100.0%	$104,255	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.

GAAP to Non-GAAP Reconciliations

Lincoln
Financial Group

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Net Income
Net income (loss) available to common stockholders – diluted	$502	$819	$(1,246)	$1,191	$884	76.1%	$(408)	$2,073	NM
Less:
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(36)	(46)	-27.8%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	2	—	—	3	—	-100.0%	(2)	3	250.0%
Net income (loss)	511	853	(1,235)	1,222	895	75.1%	(370)	2,116	NM
Less:
Net annuity product features, after-tax	822	1,045	(797)	1,141	198	-75.9%	(195)	1,337	NM
Net life insurance product features, after-tax	(123)	85	(178)	(103)	3	102.4%	(218)	(102)	53.2%
Credit loss-related adjustments, after-tax	(3)	(21)	(21)	(1)	(28)	NM	(21)	(28)	-33.3%
Investment gains (losses), after-tax (1)	(528)	(306)	136	(65)	(181)	65.7%	(574)	(246)	57.1%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, after-tax (2)	(4)	(23)	(613)	153	158	NM	3	312	NM
Transaction and integration costs related to mergers,
acquisitions and divestitures, after-tax (3)	(7)	—	(20)	(8)	(21)	NM	(7)	(29)	NM
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses, after-tax (4)	—	—	—	—	436	NM	—	436	NM
Total adjustments	157	780	(1,493)	1,117	565	259.9%	(1,012)	1,680	266.0%
Adjusted income (loss) from operations	354	73	258	105	330	-6.8%	642	436	-32.1%
Add:
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(36)	(46)	-27.8%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	—	(1)	—	—	NM	(2)	—	100.0%
Adjusted income (loss) from operations available to
common stockholders	$343	$39	$246	$71	$319	-7.0%	$604	$390	-35.4%

(1) Includes intent to sell impairments during the second and third quarters of 2023 of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction.
(2) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(3) Includes costs pertaining to the sale of our wealth management business and the fourth quarter 2023 reinsurance transaction.
(4) Relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit.

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Revenues
Total revenues	$2,929	$4,203	$700	$4,116	$5,153	75.9%	$6,743	$9,269	37.5%
Less:
Revenue adjustments from annuity
and life insurance product features	(1,123)	(14)	(631)	(580)	105	109.3%	(1,894)	(474)	75.0%
Credit loss-related adjustments	(5)	(27)	(27)	(1)	(34)	NM	(27)	(36)	-33.3%
Investment gains (losses)	(668)	(400)	167	(81)	(230)	65.6%	(726)	(311)	57.2%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans	(5)	(29)	(776)	194	201	NM	3	395	NM
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses	—	—	—	—	584	NM	—	584	NM
Adjusted operating revenues	$4,730	$4,673	$1,967	$4,584	$4,527	-4.3%	$9,387	$9,111	-2.9%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$2.94	$4.79	$(7.35)	$6.93	$5.11	73.8%	$(2.41)	$12.03	NM
Less:
Net annuity product features, after-tax	4.84	6.11	(4.71)	6.64	1.15	-76.2%	(1.15)	7.75	NM
Net life insurance product features, after-tax	(0.73)	0.50	(1.06)	(0.60)	0.01	101.4%	(1.29)	(0.59)	54.3%
Credit loss-related adjustments, after-tax	(0.02)	(0.12)	(0.12)	—	(0.16)	NM	(0.12)	(0.16)	-33.3%
Investment gains (losses), after-tax	(3.11)	(1.79)	0.80	(0.38)	(1.05)	66.2%	(3.38)	(1.42)	58.0%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, after-tax	(0.02)	(0.14)	(3.61)	0.89	0.92	NM	0.01	1.81	NM
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	(0.04)	—	(0.12)	(0.05)	(0.12)	NM	(0.04)	(0.17)	NM
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses, after-tax	—	—	—	—	2.52	NM	—	2.53	NM
Adjustment attributable to using different average
diluted shares for adjusted income (loss) from
operations as compared to net income (loss) (1)	—	—	0.02	0.02	—	NM	0.02	0.01	-50.0%
Adjusted income (loss) from operations	$2.02	$0.23	$1.45	$0.41	$1.84	-8.9%	$3.54	$2.27	-35.9%

(1) In periods where net income (loss) or adjusted income (loss) from operations is presented, basic shares are used in the diluted EPS and adjusted diluted EPS calculations, as the use of diluted shares would result in a lower loss per share. Due to reporting adjusted income (loss) from operations per common share on a different share basis than net income (loss) per common share, we have included an adjustment to reconcile the two metrics.

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	Change	6/30/23	6/30/24	Change
Stockholders’ Equity, End-of-Period
Stockholders' equity	$5,819	$3,199	$6,893	$7,546	$7,949	36.6%	$5,819	$7,949	36.6%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(5,104)	(8,480)	(3,476)	(3,951)	(4,369)	14.4%	(5,104)	(4,369)	14.4%
Stockholders’ equity, excluding AOCI and preferred
stock	9,937	10,693	9,383	10,511	11,332	14.0%	9,937	11,332	14.0%
MRB-related impacts	426	1,545	1,083	2,575	2,673	NM	426	2,673	NM
GLB and GDB hedge instruments gains (losses)	(1,407)	(1,630)	(2,085)	(2,675)	(2,770)	-96.9%	(1,407)	(2,770)	-96.9%
Reinsurance-related embedded derivatives and portfolio gains (losses) (1)	NM	NM	(638)	(476)	(269)		NM	(269)
Adjusted stockholders' equity (1)	$10,918	$10,778	$11,023	$11,087	$11,698	7.1%	$10,918	$11,698	7.1%

Stockholders’ Equity, Average
Stockholders' equity	$6,276	$4,509	$5,046	$7,219	$7,747	23.4%	$6,096	$7,483	22.8%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(4,429)	(6,792)	(5,979)	(3,714)	(4,160)	6.1%	(4,741)	(3,937)	17.0%
Stockholders’ equity, excluding AOCI and preferred
stock	9,719	10,315	10,038	9,947	10,921	12.4%	9,851	10,434	5.9%
MRB-related impacts	(366)	986	1,314	1,829	2,624	NM	(636)	2,227	NM
GLB and GDB hedge instruments gains (losses)	(973)	(1,519)	(1,857)	(2,380)	(2,723)	NM	(621)	(2,551)	NM
Reinsurance-related embedded derivatives and portfolio gains (losses) (1)	NM	NM	(318)	(557)	(372)		NM	(465)
Adjusted average stockholders' equity (1)	$11,058	$10,848	$10,900	$11,055	$11,392	3.0%	$11,108	$11,223	1.0%

Book Value Per Common Share
Book value per share	$28.49	$13.04	$34.81	$38.46	$40.78	43.1%	$28.49	$40.78	43.1%
Less:
AOCI	(30.09)	(49.99)	(20.49)	(23.17)	(25.59)	15.0%	(30.09)	(25.59)	15.0%
Book value per share, excluding AOCI	58.58	63.03	55.30	61.63	66.37	13.3%	58.58	66.37	13.3%
Less:
MRB-related gains (losses)	2.51	9.11	6.38	15.10	15.66	NM	2.51	15.66	NM
GLB and GDB hedge instruments gains (losses)	(8.30)	(9.61)	(12.29)	(15.69)	(16.22)	-95.4%	(8.30)	(16.22)	-95.4%
Reinsurance-related embedded derivatives and portfolio gains (losses) (1)	NM	NM	(3.76)	(2.79)	(1.58)		NM	(1.58)
Adjusted book value per share (1)	$64.37	$63.53	$64.97	$65.01	$68.51	6.4%	$64.37	$68.51	6.4%

(1) This measure has been updated, effective beginning with the fourth quarter of 2023, to exclude reinsurance-related embedded derivatives and the underlying portfolio gains (losses), given the size of the impact of the fourth quarter 2023 reinsurance transaction. Such amounts in the prior periods presented, and the impact of this change to such prior periods, were not meaningful (“NM”).